                                                                      Exhibit 24


                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.



                                               /S/ Peter A. Bukowick
                                               ---------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Gilbert F. Decker
                                               ---------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Thomas L. Gossage
                                               ---------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Joel M. Greenblatt
                                               ----------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Jonathan G. Guss
                                               --------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ David E. Jeremiah
                                               ---------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Gaynor N. Kelley
                                               --------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Joseph F. Mazzella
                                               ----------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Daniel L. Nir
                                               -----------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Richard Schwartz
                                               --------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Michael T. Smith
                                               --------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Scott S. Meyers
                                               -------------------

                            ALLIANT TECHSYSTEMS INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Alliant Techsystems Inc., a Delaware corporation (the "Corporation"), (a) hereby constitutes and appoints Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, in any and all capacities, (i) to sign the Registration Statement on Form S-8 relating to shares of the Common Stock, par value $.01 of the Corporation to be offered under the Alliant Techsystems Inc. Amended and Restated 1990 Equity Incentive Plan (the "Plan"), and, if required, corresponding separate employee participation interests in the Plan, including any and all pre-effective and post-effective amendments to such Registration Statement, and any and all documents in connection therewith, (ii) to file the same, together with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (iii) to perform each and every act and do each and every thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present; and (b) hereby ratifies, approves and confirms all that each of the above-named attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of May, 1998.




                                               /S/ Paula J. Patineau
                                               ---------------------